UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 7, 2017

Date of Report (Date of earliest event reported)

Immune Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54933	59-3226705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

37 North Orange Ave, Suite 607, Orlando, FL	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 888-613-8802

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On June 7, 2017, management of Immune Therapeutics, Inc., a Florida corporation (the “Company”) gave a presentation related to the business and performance of the Company at LD Micro 7th Annual LD Micro Invitational Conference at the Luxe Sunset Bel Air in Los Angeles.

Copies of the presentation slides presented at the conference are attached hereto as Exhibit 99.1. The information contained herein and the exhibit attached hereto shall be deemed furnished and not filed. The information contained in the presentation slides has been provided for information purposes only and should not be construed as an offer to sell or a solicitation of an offer to purchase any of the Company’s securities.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description
99.1	Power Point Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNE THERAPEUTICS, INC.

Date: June 9, 2017	By:	/s/ Noreen Griffin
Noreen Griffin, CEO